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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Basic Earth Science Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION OF PROXY
VOTING SECURITIES
PROPOSAL NO. 1
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES
DIRECTORS AND EXECUTIVE OFFICERS
BOARD COMMITTEES AND MEETINGS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INDEPENDENT PUBLIC ACCOUNTANTS
GENERAL
SHAREHOLDER PROPOSALS
OTHER BUSINESS
APPENDIX A

BASIC EARTH SCIENCE SYSTEMS, INC.
1801 Broadway, Suite 620
Denver, Colorado 80202
(303) 296-3076
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders:
Notice is hereby given that the Annual Meeting of the Shareholders of Basic Earth Science Systems, Inc. (Basic or the Company), a Delaware Corporation, will be held in the Centennial Room at the Denver Athletic Club, located at 1325 Glenarm Place, Denver, Colorado 80204, on Monday, January 15, 2007 at 2:30 p.m., local time for the following purposes:
(1)	To elect three (3) members to the Board of Directors to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified;
(2)	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.
Only shareholders of record at the close of business on November 24, 2006 will be entitled to vote at the meeting and any adjournments or postponements of the meeting. A list of shareholders shall be open for examination by any shareholder for any purpose relevant to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the Company’s corporate office and will be so available at and throughout the meeting.
All shareholders are cordially invited to attend the meeting. If you are unable to attend the meeting in person, the Board of Directors respectfully requests that you sign and date the enclosed proxy and return it promptly. A postage-paid envelope is provided.
A copy of the Annual Report for the year ended March 31, 2006 accompanies this Notice and the proxy statement. The Annual Report is not a part of the proxy solicitation materials.

By Order of the Board of Directors,

/s/ David Flake
Denver, Colorado	David Flake
December 14, 2006	Secretary

BASIC EARTH SCIENCE SYSTEMS, INC.
1801 Broadway, Suite 620
Denver, Colorado 80202
(303) 296-3076

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 15, 2007
At The Denver Athletic Club, Centennial Room
1325 Glenarm Place, Denver, Colorado 80204
2:30 p.m., MST
SOLICITATION OF PROXY
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Basic Earth Science Systems, Inc. (“us,” “our”, “we,” “Basic” or the “Company”) for use at the Annual Meeting of Shareholders to be held at the place and address noted above on January 15, 2007 at 2:30 p.m., local time, and at any adjournments or postponements thereof.
Any shareholder giving such a proxy has the power to revoke it at any time before it is voted. A proxy may be revoked by forwarding directly to the Company Secretary written notice of such revocation, submitting a duly executed proxy bearing a later date or by voting in person at the meeting.
If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon. Any proxy on which no direction is specified will be voted “FOR” the election of all nominees set forth in this Proxy Statement and in accordance with the judgment of the person or persons designated as proxies as to other matters which may properly come before the meeting and upon which a vote may properly be taken. The Board of Directors knows of no other matter to be presented at the meeting.
The Company anticipates that this Proxy Statement and the accompanying proxy will be mailed to all shareholders on December 18, 2006.
Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting thereby canceling any proxy previously given.
VOTING SECURITIES
Only shareholders of the Company’s $0.001 par value common stock as of the close of business on November 24, 2006 are entitled to vote on matters to come before the meeting. The transfer records of Basic will not be closed. On the record date there were 16,805,487 shares of Basic’s common stock issued and outstanding. None of the Company’s preferred stock has been issued. Each share of common stock entitles the record owner thereof to one vote on each matter to be voted upon at this meeting.

The presence, in person or by proxy, of the holders of a majority of the total issued and outstanding shares which are entitled to be voted at the meeting is necessary to constitute a quorum at this annual meeting. Cumulative voting is not authorized under our Amended Certificate of Incorporation.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our directors are elected by the shareholders at each Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our Bylaws provide that the number of directors comprising the whole Board of Directors shall from time to time be fixed and determined by resolution adopted by the Board of Directors.
At the Annual Meeting, the shares of common stock represented in person or by proxy will be voted in favor of the election of the nominees named below unless otherwise directed. The nominees include three current directors. Each nominee has consented to serve if elected. Although the Board has no reason to believe that any of the nominees will be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card will vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee or nominees as the Board of Directors may designate.
All three (3) directors to be elected at this Annual Meeting will be elected to serve until the Company’s next Annual Meeting, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The vote of a majority of all votes entitled to be cast at the Annual Meeting shall be sufficient to elect a Director.
NOMINEES FOR ELECTION AS DIRECTORS TO SERVE
UNTIL NEXT ANNUAL MEETING

Name	Age	Positions	Period of Service

Ray Singleton	55	President, Director	Director from July, 1989 to Present

David Flake	51	Chief Financial Officer, Secretary, Treasurer and Director	Director from September, 1987 to Present

Richard Rodgers	46	Director	Director from December, 2006 to Present
The following sets forth biographical information concerning each nominee to the Board of Directors including their respective principal occupations or employment during the past five years, and where applicable, the period during which each has served as a Director of the Company.
David Flake (51) has been a director of the Company since September 1987. Mr. Flake began his career at Basic in November 1980 as tax accountant and was appointed Controller in July 1983. In September 1987 he was appointed Secretary/Treasurer and Chief Financial Officer. He held all of these positions at the Company until he resigned in January 1993 to pursue other business and financial opportunities. In April 1994 Mr. Flake was re-appointed Corporate Secretary. From September 1998 through December 2000 he provided financial consulting services to the Company. On January 1, 2001, Mr. Flake rejoined Basic as a full-time employee and was re-appointed Treasurer and Chief Financial Officer. Mr. Flake received his Bachelor of Science degree in Accounting/Business Administration from Regis University in Denver, Colorado in 1977 and his Masters Degree in Business Administration from Colorado State University’s Executive MBA Program in 1995.

Ray Singleton (55) has been a director of Basic since July 1989. Mr. Singleton joined the Company in June 1988 as Production Manager/Petroleum Engineer. In October 1989, he was elected Vice President of Basic and was appointed President and Chief Executive Officer in March 1993. Mr. Singleton began his career with Amoco Production Company in Texas as a production engineer. He was subsequently employed by the predecessor of Union Pacific Resources as a drilling, completion and production engineer and in 1981 began his own engineering consulting firm, serving the needs of some 40 oil and gas companies. As a consultant he was retained by Basic on various projects from 1981 to 1987. Mr. Singleton currently serves on the Board of Directors of the Independent Petroleum Association of Mountain States (IPAMS) and is a former president of that organization. IPAMS is a thirteen state, regional trade association that represents the interests of independent oil and gas companies in the Rocky Mountain region. In addition, Mr. Singleton is a member of the Society of Petroleum Engineers. Mr. Singleton received a Bachelor of Science degree in petroleum engineering from Texas A&M University in 1973 and received a Masters Degree in Business Administration from Colorado State University’s Executive MBA Program in 1992.
Richard Rodgers (46) has been a director of Basic since December 2006. For the last 18 months, Mr. Rodgers has provided business development, planning and financial consulting services to various banking and business development clients. During the past five years, Mr. Rodgers was employed by several Denver area banks including Key Bank, Guaranty Bank & Trust Company and Colorado Capital Bank. In his most recent employment with Colorado Capital Bank from 2004 to 2005, he was the President, and was responsible for the start-up, of its Cherry Creek branch office and served on the board of directors of Colorado Capital Bank. Mr. Rodgers attended the University of Denver and received his Bachelor of Science degree in International Business Administration in 1995 and his Master of Science degree in International Business Administration in 1997.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES
DIRECTORS AND EXECUTIVE OFFICERS
Executive Officers
At this time, and during the past year, all executive officers are also board members. Their names, ages, principal occupations and/or employment during the past five years are set forth above. There are no family relationships between or among the officers and Board of Directors.
Directors are elected by the Company’s shareholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.
BOARD COMMITTEES AND MEETINGS
The Company’s Board of Directors has frequent informal discussions with respect to various issues ranging from daily operations to long-term corporate strategies and goals. During the year ended March 31, 2005 (fiscal 2005) these discussions required no formal board action. During the year ended March 31, 2006 (fiscal 2006) one formal board meeting was held in addition to the frequent informal discussions.
Audit Committee
The Audit Committee is authorized by the Board of Directors to review, with the Company’s independent accountants, the annual financial statements of the Company prior to publication and to make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. It is the responsibility of the Audit Committee to review the effectiveness of the financial and accounting functions, operations, and internal controls implemented by Basic’s management. The Board has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.
Following the recent resignation of one of its directors, the Audit Committee currently consists of Richard Rodgers and David Flake, with only Mr. Rodgers being considered an “independent director” within the meaning of the listing standards of the American Stock Exchange. At this time a chairman of the Audit Committee has not been selected. It is anticipated that this will be rectified soon after the Annual Meeting. During fiscal 2006, the Audit Committee met four times.
The Board of Directors has not designated its “audit committee financial expert.” During fiscal 2007, the Company expects to expand its Board of Directors and believes that such expansion will include appointment of an audit committee member who meets the criteria of an “audit committee financial expert” as adopted under the Securities Exchange Act for financial accounting expertise and independence. However, the Company cautions, given the risk and exposure associated with board participation, recruiting independent directors, especially those that qualify as a financial expert, may prove difficult. Furthermore, director compensation and insurance premiums could prove costly. Accordingly, the Company may alter or vary its plans based upon these concerns in addition to changes in circumstances, lack of funds, and/or other events which the Company is not able to anticipate.
Report of the Audit Committee
The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of the financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing the financial statements, the internal controls and the financial reporting process. The independent registered public accounting firm for fiscal 2006, Hein & Associates LLP, was responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for issuing a report on its audit.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (“Communications with Audit Committees”).
The Audit Committee also reviewed with Basic’s independent registered public accounting firm the written disclosures required by the Independence Standards Board’s Statement No. 1 (“Independence Discussions with Audit Committees”), and has discussed with the independent registered public accounting firm that firm’s independence.
Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm, and upon the Audit Committee’s review of management’s representations and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 filed with the Securities and Exchange Commission.
Audit Committee of the Board of Directors
Richard Rodgers — David Flake

Compensation Committee
In June 1993 the Board formed a Compensation Committee that currently consists of Messrs. Rodgers and Flake. This committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, and is empowered to review general policy matters, including compensation and benefits, pertaining to the employees of the Company.
Nominating Committee
Given the small size of the Company and its Board, the Company does not currently have a Nominating Committee and there is no charter or formal procedures established concerning the selection and nomination of directors. Mr. Singleton, as Chairman of the Board, is the principal participant involved in the identification, consideration and recommendation of director nominees with assistance, as necessary, from the other directors. Mr. Singleton uses his network of contacts to compile a list of potential candidates. No third party is used to identify or evaluate potential nominees. Candidates for election to the Board are discussed and considered and chosen by majority vote of the full Board for nomination to the shareholders.
The Board nominees being voted upon consist of three incumbent directors (Messrs. Singleton, Flake and Rodgers). Mr. Rodgers is a newly appointed director recommended by Mr. Singleton following the recent resignation of one of the Company’s directors. All nominees have been approved by at least a majority vote of the full Board.
In identifying candidates to be directors, no explicit list of criteria is used. The Board does seek persons believed to be knowledgeable in our business or have relevant industry experience that would benefit our company. Among the minimum qualifications for serving on the Board are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board will take into account whether a candidate qualifies as “independent” under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” Finally, a candidate should be committed to the interests of our shareholders.
The Board is open to receiving recommendations from shareholders as to potential candidates it might consider. The Board will give equal consideration to all director nominees, whether recommended by our shareholders, management or current directors.
A shareholder wishing to submit a director nomination should send a letter to David Flake, Secretary, c/o Basic Earth Science Systems, Inc., 1801 Broadway, Suite 620, Denver, Colorado 80202. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Director Nomination Recommendation.” The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board will nominate the person so recommended by a shareholder. In addition, for nominees for election to the Board proposed by shareholders to be considered, the following information must be timely submitted with the director nomination: (a) the name, age, business address and, if known, residence address of each nominee; (b) the principal occupation or employment of each nominee including employment during the past five years; (c) the number of shares of stock of the Company beneficially owned by each nominee; (d) the name and address of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting such nominee; (e) the number of shares of stock of the Company beneficially owned by such shareholder making the nomination, and by each other shareholder known by such shareholder to be supporting such nominee; (f) any other information relating to the nominee or nominating shareholder(s) that is required to be disclosed under SEC rules in order to have a shareholder proposal included in our proxy statement; and (g) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in the notice.
Director Compensation
The members of the Board of Directors do not receive any fee for their services to the Company as directors, but are reimbursed for out-of-pocket expenses incurred to attend meetings. However, prior to its expiration in July 2005, an Incentive Stock Option Plan (“the Plan”) provided the ability for eligible, non-employee members of the Board of Directors of Basic or its subsidiaries (Non-Employee Directors) to receive, as compensation for their services, grants of certain options to purchase common stock of the Company.
Specifically, the Plan provided that each eligible, Non-Employee Director initially be granted non-qualified options to purchase 50,000 shares of common stock on the effective date of the Plan in July 1995. Thereafter, on each anniversary date of the Plan, each Non-Employee Director was granted non-qualified options to purchase 25,000 shares of common stock of the Company. Prior to expiration of the Plan during fiscal year 2006, no options were granted under the Plan to the Non-Employee Director due to stated refusal of the Non-Employee Director to accept any option granted under the Plan.
Shareholder Communications with the Board
Shareholders who wish to communicate with our Board or with a particular director can send correspondence to David Flake, Secretary, c/o Basic Earth Science Systems, Inc., 1801 Broadway, Suite 620, Denver, Colorado 80202. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a shareholder of the Company and clearly state whether the intended recipients are all members of the Board or just certain specified directors.
Depending on the subject matter of the communication, management will do one of the following: (a) forward the communication to the director or directors to whom it is addressed; (b) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock related matter; or (c) not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.
Director Attendance at Annual Meeting of Shareholders
The Company does not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend. At our last annual meeting of shareholders, all of the directors that were serving at that time were in attendance.
Code of Ethics
The Company has adopted a Code of Ethics that applies to its directors, principal executive and financial officer and persons performing similar functions. Basic will provide a copy of its Code of Ethics, without charge, to any investor that requests it. Requests should be addressed in writing to David Flake, Corporate Secretary, 1801 Broadway, Suite 620, Denver, Colorado 80202-3835.

EXECUTIVE COMPENSATION
Executive Officer Compensation
The following table sets forth the compensation paid or accrued by the Company to its Chief Executive Officer and Chief Financial Officer for fiscal 2006, 2005 and 2004. No other director, officer or employee received annual compensation that exceeded $100,000.

				Other	Securities	All
Name and	Fiscal	Annual	Annual	Annual	Underlying	Other
Principal Position	Year	Salary	Bonus	Compensation	Options (#)	Compensation
				(1)		(2)
Ray Singleton	2006	$101,942	$3,654	$11,996	—	$710
President and Chief	2005	93,078	15,654	12,685	—	647
Executive Officer	2004	87,626	3,222	7,623	—	590

David Flake	2006	$88,760	$3,269	$9,887	—	—
Secretary/Treasurer,	2005	83,942	21,269	10,556	—	—
Chief Financial Officer and Controller	2004	76,986	2,820	6,285	—	—

(1)	Other Annual Compensation for Mr. Singleton includes $8,914, $9,509 and $5,004 paid or accrued through the Oil and Gas Incentive Compensation Plan for fiscal 2006, 2005 and 2004, respectively. It also includes $3,082, $3,176 and $2,619 which represents matching funds contributed by the Company to its 401(k) plan (see discussion of both Oil and Gas Incentive Compensation and 401(k) Plans below) for fiscal 2006, 2005 and 2004, respectively. For Mr. Flake, Other Annual Compensation includes $7,048, $7,519 and $3,956 paid or accrued through the Oil and Gas Incentive Compensation Plan for fiscal 2006, 2005 and 2004, respectively. It also includes $2,839, $3,037and $2,329 in matching funds contributed by Basic to the 401(k) plan.

(2)	All Other Compensation of $710, $647 and $590 are premiums paid for a life insurance policy for Mr. Singleton during fiscal 2006, 2005 and 2004, respectively. Mr. Singleton designates the beneficiary.
Oil and Gas Incentive Compensation Plan
Effective April 1, 1980 the Company adopted an Oil and Gas Incentive Compensation Plan (the O&G Plan) for key employees. Through this O&G Plan, Basic pays to the O&G Plan participants, consisting of both former and current key employees, a portion of its net revenue (after deducting operating expenses) from certain properties as designated by the O&G Plan Management Committee. Under the O&G Plan rules, the portion of the net revenue contributed from any property cannot exceed 5% of Basic’s interest in that property. While payments are still made to the O&G Plan participants due to previous grants, the O&G Plan is no longer an active part of Basic’s compensation strategy. In fact, the last time that the Plan Management Committee added a property to the O&G Plan was in 1988.
The participants in the O&G Plan made no cash outlay at the time of grant in order to participate; it was entirely non-contributory, and an interest is not assignable, transferable, nor can it be pledged by the participant. Interest in the O&G Plan vested over a period ranging from four to eleven years. Basic can sell or otherwise transfer its interest in properties designated for the O&G Plan. If the Company sells a property in the O&G Plan, the participants shall receive their respective percentages of the sales price. There are currently five participants in the O&G Plan including Messrs. Singleton and Flake. The other three participants are former officers of Basic who have vested interests in the O&G Plan ranging from 60 percent to 100 percent. Compensation paid or accrued through this plan to Messrs. Singleton and Flake is included in the Other Annual Compensation column in the Executive Officer Compensation table above.
In October 1997 Basic implemented a savings plan that allows participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code. Employees are required to work for the Company one year before they become eligible to participate in the 401(k) Plan. The Company matches 100% of the employee’s contribution up to 3% of the employee’s salary. Contributions are vested when made. Contributions to the 401(k) Plan on behalf of Messrs. Singleton and Flake are also included in the Other Annual Compensation column in the Executive Officer Compensation table above.
Incentive Stock Option Plan
On July 27, 1995 the Board of Directors adopted the 1995 Incentive Stock Option Plan (the Plan) and in October 1995, the Company’s shareholders approved the Plan. The Plan was to remain in effect for a period not to exceed ten years. As such, the Plan expired on July 26, 2005. This Plan was established to provide a flexible and comprehensive stock option and incentive plan which permits the granting of long-term incentive awards to employees, including officers and directors employed by the Company or its subsidiary, as a means of enhancing and strengthening the Company’s ability to attract and retain those individuals on whom the continued success of the Company most depends.
Of the 1,000,000 shares authorized under the Plan, prior to expiration, options for only 665,000 shares were granted. Of that amount and as of November 24, 2006, 50,000 options expired unexercised, 340,000 remain unexercised and 275,000 options have been exercised. Of the exercised options, 200,000 were exercised at a strike price of $0.0781 per share, 50,000 options were exercised at $0.065 per share and 25,000 were exercised at $0.0900 per share.
Aggregated Option Exercises and Fiscal Year-End 2006 Option Values
The following table shows options exercised and value realized, and the number of shares owned by both exercisable and non-exercisable stock options of officers and directors as of March 31, 2006, and their respective values at such date. Year-end values are based arbitrarily on a price per share of $2.30, the closing price of the Company’s common stock on March 31, 2006, and do not reflect the actual amounts, if any, that may be realized upon the future exercise of remaining stock options and should not be considered indicative of the Company’s future stock performance.
Aggregated Option Exercises in Fiscal 2006 and
Outstanding Stock Option Values as of March 31, 2006

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options at		In-the-Money
	Acquired on	Value	3/31/06 (#)		Options at 3/31/06 (1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Ray Singleton	75,000	$129,141	90,000	—	$196,650	—

David Flake	25,000	$58,625	100,000	—	$222,575	—

(1)	Market value on March 31, 2006 minus exercise price of the stock options

The Company has no contract with any officer which would give rise to any cash or non-cash compensation resulting from the resignation, retirement or any other termination of such officer’s employment with the Company or from a change in control of the Company or a change in any officer’s responsibilities following a change in control.
Compliance with Section 16(a) of the Securities Exchange Act
Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors and shareholders of more than ten percent of the Company’s common stock to file reports of ownership and changes in ownership of the Company’s common stock with the Securities and Exchange Commission (SEC). Based solely on our review of the SEC filings and amendments to those forms submitted to it, the Company believes that during the last fiscal year all directors and executive officers have complied with the applicable filing requirements.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
It is Company policy that officers or directors may assign to or receive assignments from Basic in oil and gas prospects only on the same terms and conditions as accepted by independent third parties. It is also the policy of Basic that officers or directors and Basic may participate together in oil and gas prospects generated by independent third parties only on the same terms and conditions as accepted by each other.
With respect to prospects initiated during either fiscal 2006 or 2005, none of Basic’s officers or directors participated with the Company. However, in previous years, Mr. Singleton participated with the Company in certain acquisitions. With respect to his working interest in the five wells in which he currently has a working interest, Basic had approximate receivables of $3,000 and $8,000 at March 31, 2006 and March 31, 2005, respectively, from Mr. Singleton for his share of operating expenses. Also at March 31, 2006 and 2005, the Company had approximately $3,000 and $5,000 payables to him, respectively, for his share of net revenue from these wells. At March 31, 2006, Mr. Singleton was current with respect to amounts owed to the Company.
During fiscal 2006 and 2005 there were no other material related party transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets certain information, as of November 24, 2006, concerning stock ownership of all persons, or group of persons, known by the Company, to own beneficially 5% or more of the shares of Basic’s common stock and all directors and executive officers of the Company, both individually and as a group, who held such positions in fiscal 2005. Basic has no knowledge of any other persons, or group of persons, owning beneficially more than 5% of the outstanding common stock of the Company as of November 24, 2006.

		Percent of
		Outstanding
Name and Address	Shares of Common Stock	Shares Beneficially
of Beneficial Owner	Beneficially Owned	Owned

Ray Singleton	4,415,351	26.3%
Denver, CO (1)

David Flake	683,535	4.1%
Denver, CO (2)

Richard Rodgers	—	—
Denver, CO

All officers and directors	5,098,886	30.4%
as a group (3 persons) (1) and (2)

(1)	All 4,415,351 shares are owned directly by Mr. Singleton.

(2)	Represents 644,849 shares owned directly by Mr. Flake and 38,686 shares with indirect beneficial ownership.
INDEPENDENT PUBLIC ACCOUNTANTS
For the year ended March 31, 2006, Hein & Associates LLP (Hein) audited the financial statements of the Company. At this time, the Audit Committee has not proposed or recommended to the Board of Directors any change in the independent public accountants for the year ending March 31, 2007. A representative from Hein is expected to be present at the shareholder meeting. They will be given the opportunity to make a statement if they so desire and they will be available to respond to appropriate questions from the shareholders.
The following table discloses the fees that the Company was billed for professional services rendered by Hein in each of the last two fiscal years.

	Years Ended March 31,
	2006	2005
Audit fees (1)	$38,155	$25,430
Audit-related fees (2)	—	—
Tax fees (3)	5,500	4,825
All other fees (4)	—	—

	$43,655	$30,255

(1)	Reflects fees billed for the audit of the Company’s consolidated financial statements included in its Form 10-KSB and review of its quarterly reports on Form 10-QSB.

(2)	Reflects fees, if any, for consulting services related to financial accounting and reporting matters.

(3)	Reflects fees billed for tax compliance, tax advice and preparation of the Company’s federal tax return.

(4)	Reflects fees, if any, for other products or professional services not related to the audit of the Company’s consolidated financial statements and review of its quarterly reports, or for tax services.
Pre-Approval Policies and Procedures
The audit committee approves all audit, audit-related services, tax services and other services provided by Hein. Any services provided by Hein that are not specifically included within the scope of the audit must be pre-approved by the audit committee in advance of any engagement. Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for audit-related services, tax services and other services pursuant to a de minimus exception prior to the completion of an audit engagement. In fiscal 2006, none of the fees paid to Hein were approved pursuant to the de minimus exception
GENERAL
Basic’s Annual Report to the shareholders for the year ended March 31, 2006 accompanies this proxy solicitation. This Annual Report, however, is not deemed part of the proxy soliciting material, and the audited financial statements in the Annual Report are not incorporated by reference.
Basic will bear the cost of preparing, printing and mailing the proxy, proxy statement and other material which will be sent to shareholders in connection with this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, by directors, officers and regular employees of Basic without additional compensation.
SHAREHOLDER PROPOSALS
Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for the fiscal year ending March 31, 2007, which is expected to be held in the fall of 2007, must be received by the Company’s Corporate Secretary on or before May 30, 2007 in order to be eligible for inclusion in the Company’s proxy statement related to that meeting. Shareholder proposals received by the Company after May 30, 2007 will be considered untimely. To be included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Act of 1934.
OTHER BUSINESS
Management does not know of any other matters to be brought before the annual meeting. If any other business items not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with the directors’ recommendations on those matters.

By Order of the Board of Directors,

/s/ David Flake
Denver, Colorado	David Flake
December 14, 2006	Secretary

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The responsibilities of the Board of Directors of Basic Earth Science Systems, Inc. (Basic or the Company) include oversight of the Company’s systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee (the “Committee”) to assist the Board in the fulfillment of its duties to Basic and its shareholders. As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:
•	the integrity of Basic’s financial statements;

•	the adequacy of the Company’s system of internal controls;

•	Basic’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s independent auditors and of Basic’s internal audit function.
Authority. The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents and Basic’s independent auditors. The Committee shall also have authority, with prior consent of the Board of Directors, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.
Membership. The Committee shall consist of one or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors. Each Committee member shall satisfy the independence requirements required by applicable law and such other independence requirements as determined by the Board from time to time. All Committee members shall be financially literate, having a basic understanding of financial controls and reporting. At least one Committee member shall also have accounting or related financial management expertise. No member of the Audit Committee shall receive any compensation from Basic other than his or her Directors’ fees.
Procedures. The Committee shall meet at least four times a year and may call special meetings as required. Meetings may be called by any member of the Committee or the Board. The presence in person or by telephone of a majority of the members shall constitute a quorum. Minutes of the Committee’s meetings shall be kept. The results of the meetings shall be reported regularly to the full Board.
Responsibilities. The Company’s executive management bears primary responsibility for Basic’s financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee’s responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.
(a)	Financial Reporting. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports.

(b)	Relationship with Independent Auditors. The Committee shall bear primary

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responsibility for overseeing Basic’s relationship with its independent auditors.
(c)	Preparation of Reports. The Committee shall prepare and approve the Committee’s report included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.
Annual Performance Review. The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

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PROXY
BASIC EARTH SCIENCE SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS, JANUARY 15, 2007
This proxy is solicited by the Board of Directors.
The undersigned hereby appoints Ray Singleton as proxy to represent the undersigned at the Annual Meeting of Shareholders of Basic Earth Science Systems, Inc., to be held in the Centennial Room at the Denver Athletic Club, located at 1325 Glenarm Place, Denver, Colorado 80204, on Monday, January 15, 2007 at 2:30 p.m., local time, and at any adjournment thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated below.
1. Election of the directors proposed in the accompanying proxy statement.
___ FOR all nominees listed below (except as marked to the contrary below)
___ WITHHOLD AUTHORITY to vote for all nominees listed below
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.
David Flake                     Richard Rodgers                     Ray Singleton

The shares represented hereby will be voted in accordance with the direction made. WHERE NO DIRECTION IS GIVEN, SAID PROXIES WILL VOTE “FOR” THE ELECTION OF ALL DIRECTORS, AND IN THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Signature

Signature if held jointly

Dated
Please sign exactly as name appears hereon; joint owners should each sign. Attorneys in fact, executors, administrators, trustees, guardians or corporate officers should give full title. Please note any changes in your address above.
PLEASE SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE AS SOON AS POSSIBLE, BUT NO LATER THAN JANUARY 2, 2007.